UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2005

Cytation Corporation

(Exact name of registrant as specified in its charter)

Delaware	00114800	16-0961436
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

251 Thames Street, No. 8
Bristol, Rhode Island 02809
(Address of principal executive office, including zip code)

(401) 254-8800
(Telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
      (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
      (17 CFR 240.13e-4(c))

Item 8.01 Other Items.

The Board of Directors of the registrant has declared 3.75-for-1 forward stock dividend on its common stock, par value $.001, CUSIP Number 23281Y 20 6, for stockholders of record on August 8, 2005. The payment date is August 22, 2005.

By way of example, a stockholder of record who owns 100 shares of common stock will receive an additional 275 shares, so that the total owned by such stockholder will be 375 shares.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

 CYTATION CORPORATION

By:  /s/ Richard Fisher
      Richard Fisher
      Chairman and General Counsel

 Date: July 29, 2005